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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     FEBRUARY 1, 2005
                                                         -----------------------


                              OVERHILL FARMS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                    001-16699                  75-2590292
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  2727 EAST VERNON AVENUE, VERNON, CALIFORNIA  90058
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              (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code            (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
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                  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 1, 2005, the board of directors of Overhill Farms, Inc. ("OFI") adopted, subject to approvals described below, (i) a 2005 Stock Plan ("Plan"), (ii) a form of Stock Option Agreement ("Option Agreement"), and (iii) a form of Restricted Stock Purchase Agreement ("RSP Agreement"). The Plan is attached hereto as Exhibit 10.1 and the forms of Option Agreement and RSP Agreement (collectively, "Plan Agreements") are attached hereto as Exhibits 10.2 and 10.3, respectively. The summary descriptions of the Plan and Plan Agreements set forth below do not purport to be complete and are qualified in their entirety by reference to the Plan and Plan Agreements, as applicable, attached hereto as exhibits.

         The Plan provides for the issuance of incentive stock options (in each case, an "ISO") and nonqualified stock options (in each case, a "NQO") to purchase an aggregate of up to 550,000 shares of OFI's common stock. Only employees of OFI or its subsidiaries may be issued ISOs in accordance with the Plan. Each ISO and NQO granted under the Plan shall be evidenced by an Option Agreement which defines the option as either an ISO or a NQO and sets forth the number of shares subject to the option, the exercise price per share, the vesting schedule, the expiration date and such other terms and provisions as may be desired by OFI's compensation committee or such other committee designated by the board of directors as responsible for administering the Plan ("Committee"). The board of directors may act as the Committee from time to time. The Committee determines the exercise price per share at the time of each grant, provided that the exercise price for any ISO shall not be less than 100% of the fair market value of the shares as of the date of grant.

         The Committee may designate immediate vesting or any alternative vesting schedule it deems appropriate, provided that all unexercised options shall expire within ten years after their respective date of grant. Subject to certain specified exceptions, options granted under the Plan generally are non-transferable. The unvested portion of any option issued under the Plan shall automatically and without notice terminate, and the then vested but unexercised portion of any such option shall automatically and without notice terminate and become null and void, after the earliest to occur of the following: (i) six months following the death or disability of the option holder; (ii) 30 days following the date on which the option holder ceases to be an employee, consultant or director (an "Eligible Person") of OFI (or any subsidiary of OFI) for any reason other than death, disability, or termination for cause; or (iii) immediately upon the termination of the option holder as an Eligible Person for cause. OFI's dissolution, liquidation, merger, consolidation, reorganization, acquisition, sale of substantially all assets or shares, or similar event may also affect an option holder's rights with respect to options issued under the Plan.

         Also on February 1, 2005, the board of directors and Committee authorized the grant to 20 Eligible Persons of ISO's and/or NQO's to acquire an aggregate of up to 539,000 shares of OFI common stock at exercise prices per share ranging from $1.47 to $2.50. All such grants of ISO's and NQO's were made subject to stockholder approval, stock exchange listing approval, and approval by Levine Leichtman Capital Partners II, L.P. ("LLCP"), a principal stockholder of OFI, pursuant to Section 5.2 of the Amended and Restated Investor Rights Agreement among OFI, LLCP and James Rudis dated October 29, 2002, as amended.

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         The options are scheduled to vest and become exercisable in full as of the date such approvals are obtained. Pursuant to the Option Agreements and Plan, and subject to required approvals, the following executive officers and directors of OFI were granted the options described below:

         A) Jim Rudis, Chairman and Chief Executive Officer of OFI, was granted NQOs to purchase (i) 69,136 shares at an exercise price of $1.47 per share, and (ii) 30,864 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         B) John Steinbrun, a director and Chief Financial Officer of OFI, was granted NQOs to purchase (i) 138,272 shares at an exercise price of $1.47 per share, and (ii) 61,728 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         C) William Shatley, a director of OFI, was granted NQOs to purchase (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         D) Geoffrey Gerard, a director of OFI, was granted NQOs to purchase (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         E) Harold Estes, a director of OFI, was granted NQOs to purchase (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         F) John McConnaughy, a director of OFI, was granted NQOs to purchase
         (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         G) Alexander Rodetis, a director of OFI, was granted NQOs to purchase
         (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         H) Alexander Auerbach, a director of OFI, was granted NQOs to purchase
         (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         I) Louis Giraudo, a director of OFI, was granted NQOs to purchase (i) 17,284 shares at an exercise price of $1.47 per share, and (ii) 7,716 shares, one-third of which are exercisable at exercise prices of $1.50, $2.00 and $2.50 per share, respectively.

         The Plan also provides for the issuance of restricted stock purchase rights ("Stock Purchase Rights"). Once the Committee determines to offer Stock Purchase Rights, it shall advise the offeree in writing of the terms, conditions and restrictions relating to the offer, including, without limitation, the number of shares the offeree may purchase, the price to be paid, and the time within which the offeree must accept the offer. In each case the offer shall be accepted by execution of an RSP Agreement. Unless the Committee determines otherwise, the RSP Agreement shall grant OFI a repurchase option exercisable within ninety (90) days of the voluntary or involuntary termination of the


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purchaser's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the RSP Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to OFI. The repurchase option shall lapse at such rate as the Committee may determine on a case-by-case basis.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01, on February 1, 2005, OFI granted options to 20 Eligible Persons to purchase an aggregate of 539,000 shares of common stock at exercise prices ranging from $1.47 to $2.50 per share. The option grants are subject to stockholder and other approvals. The additional disclosures contained in Item 1.01 are incorporated herein by reference.

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers were accredited or sophisticated and had sufficient access to the kind of information registration would provide.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  NUMBER            DESCRIPTION
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                  10.1              2005 Stock Plan of Overhill Farms, Inc.

                  10.2              Form of Stock Option Agreement

                  10.3              Form of Restricted Stock Purchase Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2005                OVERHILL FARMS, INC.

                                       By:  /S/ JOHN L. STEINBRUN
                                           -------------------------------------
                                           John L. Steinbrun, Chief Financial
                                             Officer







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                         EXHIBITS FILED WITH THIS REPORT

                  NUMBER            DESCRIPTION
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                  10.1              2005 Stock Plan of Overhill Farms, Inc.

                  10.2              Form of Stock Option Agreement

                  10.3              Form of Restricted Stock Purchase Agreement








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